SUSSER
Holdings Corporation

stripes® Susser Petroleum Company

Business Review September 15, 2011 Exhibit 99.2

Some of the statements in this presentation constitute
“forward-looking
statements”
about Susser Holdings
Corporation that involve risks, uncertainties and assumptions, including without limitation, our discussion and analysis of our financial condition and results of operations.  These forward-looking statements generally can be identified by use of phrases such as
“believe,”
“plan,”
“expect,”
“anticipate,”
“intend,”
“forecast”
or other similar
words or phrases in conjunction with a discussion of future operating or financial performance.  Descriptions of our objectives, goals, targets, plans, strategies, costs, anticipated capital expenditures, expected cost savings, costs of our store rebranding initiatives, expansion of our foodservice offerings, potential acquisitions, and potential new store openings and dealer locations, are also forward-looking statements.  These statements represent our present expectations or beliefs concerning future events and are not guarantees.  Such statements speak only as of the date they are made, and we do not undertake any obligation to update any forward-looking statement.
We caution that forward-looking statements involve risks and uncertainties and are qualified by important factors that could cause actual events or results to differ materially from those expressed or implied in any such forward-looking statements. For a discussion of these factors and other risks and uncertainties, please refer to our filings with the Securities and Exchange Commission (“the SEC”), including those contained in our Annual
Report on Form 10-K for our most recent fiscal year, and any subsequent Quarterly Reports on Form 10-Q, available at the
SEC’s
website at
www.sec.gov.
We intend for the forward-looking statements to be covered by the Safe Harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform
Act of 1995, and are including this statement for purpose of complying with these Safe Harbor provisions.
Safe Harbor
Safe Harbor

Kreme
1/2 DOZEN $4.99
DOZEN $7.99

stripes
diesel
TRUCK
ENTRANCE

stripes
stripes
diesel

stripes Susser Petroleum Company SUSSER Holdings Corporation

3

stripes
stripes
stripes

stripes Susser Petroleum Company SUSSER Holdings Corporation

Retail stores in Texas, Oklahoma and New
Mexico
535 retail sites
11 largest company operated C-store
chain in the U.S.
Largest wholesale motor fuel distributor in
Texas
~440
contracted dealers
Q2 LTM $836 million of merchandise sales,
1.2 billion gallons
Current Company Overview
Current Company Overview
22 consecutive years of same store
sales growth
~70% of retail gross profit inside store
$145.4 million Q2 LTM EBITDA
~$123 million Retail
~$22 million Wholesale
th

Santa Fe
Tulsa
Albuquerque
Oklahoma City
Amarillo
Lawton
Oklahoma
New Mexico
Lubbock
Wichita Falls
Roswell
Fort Worth
Las Cruces
Abilene
Dallas
El Paso
Midland
Texas
Louisiana
San Angelo
Baton Rouge
Austin
New Orleans
San Antonio
Houston
Galveston
Eagle Pass
Corpus Christi
Laredo
McAllen
Brownsville

stripes Susser Petroleum Company SUSSER Holdings Corporation

5 Stores Open by 2000 Stores Open by 2000 Stores open by 2000

Santa Fe
Albuquerque
New Mexico
Roswell
Las Cruces
El Paso
Amarillo
Lubbock
Tulsa
Oklahoma City
Lawton
Oklahoma
Wichita Falls
Fort Worth
Dallas
Abilene
Midland
Texas
San Angelo
Louisiana
Baton Rouge
New Orleans
Austin
San Antonio
Houston
Galveston
Eagle Pass
Corpus Christi
Laredo
McAllen
Brownsville

stripes Susser Petroleum Company SUSSER Holdings Corporation

6 Coastal/Tex-Mart Stores Acquired (2001) Stores open by 2000 Coastal/Tex-Mart stores acquired (2001)

Santa Fe
Albuquerque
New Mexico
Roswell
Las Cruces
El Paso
Amarillo
Lubbock
Oklahoma City
Tulsa
Lawton
Oklahoma
Wichita Falls
Fort Worth
Dallas
Abilene
Midland
Texas
San Angelo
Louisiana
Baton Rouge
New Orleans
Austin
San Antonio
Houston
Galveston
Eagle Pass
Laredo
Corpus Christi
McAllen
Brownsville

stripes Susser Petroleum Company SUSSER Holdings Corporation

7 2001–2007 Store Build-Out Stores open by 2000 Coastal/Tex-Mart stores acquired (2001) Build-out of stores, 2001-2007

Santa Fe
Albuquerque
New Mexico
Roswell
Las Cruces
El Paso
Amarillo
Lubbock
Midland
Abilene
San Angelo
Texas
Tulsa
Oklahoma City
Lawton
Oklahoma
Wichita Falls
Fort Worth
Dallas
Austin
San Antonio
Eagle Pass
Laredo
McAllen
Brownsville
Corpus Christi
Houston
Galveston
Louisiana
Baton Rouge
New Orleans

stripes Susser Petroleum Company SUSSER Holdings Corporation

8 Town & Country Acquisition – November 2007 Stores open by 2000 Coastal/Tex-Mart stores acquired (2001) Build-out of stores, 2001-2007 T&C acquisition

Santa Fe
Albuquerque
New Mexico
Roswell
Las Cruces
El Paso
Amarillo
Lubbock
Wichita Falls
Oklahoma City
Tulsa
Lawton
Oklahoma
Fort Worth
Dallas
Abilene
Midland
Texas
San Angelo
Austin
San Antonio
Eagle Pass
Houston
Galveston
Louisiana
Baton Rouge
New Orleans
Laredo
Corpus Christi
McAllen
Brownsville

stripes Susser Petroleum Company SUSSER Holdings Corporation

9 Build-out 2007-2011 Stores open by 2000 Coastal/Tex-Mart stores acquired (2001) Build-out of stores, 2001-2007 T&C acquisition 2007-2011 Big Box Build-Out

Santa Fe
Albuquerque
Amarillo
Oklahoma City
Tulsa
Lawton
Oklahoma
New Mexico
Lubbock
Roswell
Wichita Falls
Fort Worth
Las Cruces
Abilene
Dallas
El Paso
Midland
Texas
Louisiana
San Angelo
Baton Rouge
Austin
New Orleans
San Antonio
Houston
Galveston
Eagle Pass
Corpus Christi
Laredo
McAllen
Brownsville

stripes Susser Petroleum Company SUSSER Holdings Corporation

10 Combined Susser Footprint Build-out 2007-2011 Stores open by 2000 Coastal/Tex-Mart stores acquired (2001) Build-out of stores, 2001-2007 T&C acquisition Wholesale locations stripes® Susser Petroleum Company SUSSER Holdings Corporation

Widening the Gap
Widening the Gap
(in 000’s, based on LTM data)
(in 000’s, based on LTM data)
Average Per-Store Merchandise Sales
Note:   Annual data based on each company’s fiscal year.  LTM data based on latest fiscal quarter reported.
$1,055
$1,142
$1,270
$1,437
$1,488
$1,540
$1,593
$898
$954
$999
$991
$1,001
$1,088
$1,097
$742
$778
$856
$928
$958
$1,015
$1,039
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
2005 2006 2007 2008 2009 2010 2011 Q2
LTM
SUSS PTRY CASY

stripes Susser Petroleum Company SUSSER Holdings Corporation

Average Per-Store Gallons
Note:   Annual data based on each company’s fiscal year.  LTM data based on latest fiscal quarter reported.
Widening the Gap
Widening the Gap
(in 000’s, based on LTM data)
(in 000’s, based on LTM data)
1,186
1,243
1,319
1,355
1,388
1,421
1,446
1,114
1,230
1,306
1,289
1,269
1,255
1,201
806
821
836
859
854
869
876
500
700
900
1,100
1,300
1,500
2005 2006 2007 2008 2009 2010 2011 Q2
LTM
SUSS PTRY CASY

stripes Susser Petroleum Company SUSSER Holdings Corporation

EBITDA Has Tripled Since IPO
EBITDA Has Tripled Since IPO
(1) 2009 is adjusted to exclude the 53 week
$45
$58
$111
$90
$120
$145
$30
$40
$50
$60
$70
$80
$90
$100
$110
$120
$130
$140
$150
2006 2007 2008 2009 (1) 2010 2011 Q2
LTM
EBITDA
(in millions)
+21%
+33%
- 18%
+29%
+90%
$55
$66
$107
$113
$124
$130
$30
$40
$50
$60
$70
$80
$90
$100
$110
$120
$130
2006 2007 2008 2009 (1) 2010
LTM
Fuel Neutral EBITDA
(2) (3)
(in millions)
+64%
+5%
+10%
+6%
+20%
2011 Q2
rd
(2)    Normalizes retail CPG after credit cards at a 5-year rolling average of 13.1¢ and wholesale CPG at a 5-year rolling average of 5.4¢
(3)    Excludes G&A bonus and 401-K match

Cents per Gallon
6.5
6.0
5.5
5.0
4.5
4.0
2006
2007
2008
2009
2010
YTD Q2 2011

stripes Susser Petroleum Company SUSSER Holdings Corporation

Consolidated Break-Even CPG
Consolidated Break-Even CPG
Breakeven CPG = Minimum fuel margin/gallon needed to cover net operating expenses, rent, principal, interest and routine capex
($50k/retail stores, $5k dealer site). CPG is defined for this analysis as consolidated Susser Holdings average CPG less credit card fees, fuel maintenance and environmental expenses.
Growing merchandise sales
Avg/store fuel volumes up
Controlling same store expenses
Revenue-generating capital
investments
Key Drivers

Multiple

stripes Susser Petroleum Company SUSSER Holdings Corporation

Enterprise Value / LTM  EBITDA Enterprise Value / LTM  EBITDA
SUSS Presents Compelling Opportunity
SUSS Presents Compelling Opportunity
for Long-Term Investors
for Long-Term Investors
(1)  Pro forma for T&C acquisition
(2)  Stock price as of Sept. 9, 2011 - $21.72
(3)  Source:  First Call, September 7, 2011
(in millions) 2006 2007 (1) 2008 2009 2010
Current: LTM
Q2 2011 (2)
Current:
Consensus
2011 (2) (3)
Market Value 303 348 226 147 240 377
Net Debt 87 406 400 403 383 385
Enterprise Value 390 754 626 550 624 762 762
EBITDA 45 100 111 92 120 145 141
EV / LTM EBITDA 8.6 7.6 5.7 6.0 5.2 5.2 5.4
High Stock Trade 20.32 25.72 27.98 14.68 15.04 21.72
Low Stock Trade 18.00 14.27 8.05 8.29 8.32 12.90
Closing Price 18.00 20.50 13.24 8.59 13.85 21.72 21.72
5
6
7
8
9
2006 2007 (1) 2008 2009 2010 Current: LTM Q2
2011 (2)
Current:
Consensus
2011 (2) (3)
As of Last Day of Fiscal Period

Multiple
20
18
16
14
12
10
8
6
4
2
0
17.3
10.6
7.3
7.0
5.7
5.2
Global Partners
World Fuels
Casey's
Couche-Tard
Pantry
Susser

stripes Susser Petroleum Company SUSSER Holdings Corporation

16 SUSS Trades at Compelling Value vs Peers SUSS Trades at Compelling Value vs Peers Stock price as of Sept. 9, 2011; LTM EBITDA as of latest reported fiscal quarter

Wholesale Business Review

SUSSER Petroleum Company
stripes Susser Petroleum Company
SUSSER Holdings Corporation

Fuel Industry Supply Chain
Fuel Industry Supply Chain
Drilling/Pumping
Station
Valero
Exxon
Conoco
Chevron
Texaco
Shell
Refinery
Crude
Storage
Tank
Valero
Chevron
Conoco
Flint Hills
Pipeline/Storage/Terminals
Tanker Truck
Stripes,
Wholesale
Dealers
and other
Commercial
Customers
Our Customers
GoPetro  or
3
rd
Party
Transport

C-store industry is large ($576B in 2010 per NACS) and
highly fragmented
Susser participates in three
Large chain segment – Stripes convenience stores
Fuel supplier to independent operators – SPC
o
Over 91,000 independent convenience stores in U.S., and is fastest growing segment with 36% growth in last decade
o
SPC is focused on being the fuel supplier of choice offering all major fuel brands, great service, and value added programs
Fuel supplier to commercial accounts – SPC
Susser Holdings Focused on Three Segments
Susser Holdings Focused on Three Segments
segments:

Susser Petroleum Company Overview
Susser Petroleum Company Overview
Largest non-refiner motor fuels distributor in Texas
Branded distributor for all major brands of fuel available in our markets – Chevron, CITGO, Conoco, Exxon, Mobil,
Phillips 66, Shell, Texaco and Valero
Fuel and logistics supplier to 535 Stripes stores, 439
branded dealer locations, and over 600 unbranded
customers in Texas, New Mexico, Oklahoma and Louisiana
Reported financial results for Wholesale segment reflect
only sales and operating results to outside customers

21 Susser Holdings Gallon Breakdown Susser Holdings Gallon Breakdown Note: Charts based on Q2 YTD results Gallons Sold by Division Diversified Supplier Base 60% 29% 11% Stripes Dealer Commercial

Consignment (21% of SPC volume, 35% of GP$)
• SPC owns fuel in tanks
• SPC sets retail price, pays dealer a commission for
selling fuel
• SPC collects $3.8 million rent from owned properties
Dealer Customer Types
Dealer Customer Types

SUSSER Petroleum Company
stripes® Susser Petroleum Company
SUSSER Holdings Corporation

Supply (52% of SPC volume, 34% of GP$)
• SPC sells fuel to dealer by the truckload at cost plus
a fixed markup
• Dealer owns fuel inventory at location and dealer
sets retail price
Dealer Customer Types
Dealer Customer Types

SUSSER Petroleum Company
stripes Susser Petroleum Company
SUSSER Holdings Corporation

Over 600 unbranded customers
Unbranded convenience stores
Sub-jobber/fuel distributors
Farm/agriculture/construction/trucking companies
School districts and municipalities
Spot customers
Neither party obligated under contract
SPC sends price quote to customer daily
If customer accepts, SPC sells fuel to customer at fixed margin
Contract customers
SPC participates in bid process and sells fuel on cost-plus basis for agreed-upon term
Commercial Customer Profile
Commercial Customer Profile
(27% of SPC volume, 13% of GP$)
(27% of SPC volume, 13% of GP$)

SUSSER Petroleum Company
stripes Susser Petroleum Company
SUSSER Holdings Corporation

Consignment Dealer Locations
Consignment Dealer Locations
Consignment
Texas
New Mexico
Oklahoma
Louisiana
Dallas
San Antonio
Eagle Pass
Galveston
Austin
Abilene
Wichita Falls
Midland
San Angelo
Corpus Christi
Roswell
Lawton
Oklahoma City
Brownsville
McAllen
Laredo
Albuquerque
Amarillo
El Paso
Santa Fe
Las Cruces
Tulsa
Lubbock
Houston
New Orleans
Fort Worth
Baton Rouge

stripes® Susser Petroleum Company SUSSER Holdings Corporation

Supply Dealer Locations
Supply Dealer Locations
Texas
New Mexico
Oklahoma
Louisiana
Dallas
Fort Worth
San Antonio
Eagle Pass
Galveston
Houston
Austin
Abilene
Wichita Falls
Midland
San Angelo
Lubbock
Corpus Christi
Roswell
Lawton
Oklahoma City
Brownsville
McAllen
Laredo
New Orleans
Baton Rouge
Albuquerque
Amarillo
El Paso
Santa Fe
Las Cruces
Tulsa
Supply

SUSSER Petroleum Company
stripes Susser Petroleum Company
SUSSER Holdings Corporation

Combined Dealer Locations
Combined Dealer Locations
Consignment
Supply
Texas
New Mexico
Oklahoma
Louisiana
Dallas
Fort Worth
San Antonio
Eagle Pass
Galveston
Houston
Austin
Abilene
Wichita Falls
Midland
San Angelo
Lubbock
Corpus Christi
Roswell
Lawton
Oklahoma City
Brownsville
McAllen
Laredo
New Orleans
Baton Rouge
Albuquerque
Amarillo
El Paso
Santa Fe
Las Cruces
Tulsa

Individual Components of Wholesale Fuel Margin - Cents per Gallon

Overall Wholesale Fuel Margin - Cents per Gallon

stripes® Susser Petroleum Company

Wholesale Fuel –
Wholesale Fuel –
Stable Margins / Lower Volatility
Stable Margins / Lower Volatility
Q1 '08 Q2 '08 Q3 '08 Q4 '08 Q1 '09 Q2 '09 Q3 '09 Q4 '09 Q1 '10 Q2 '10 Q3 '10 Q4 '10 Q1 '11 Q2 '11
Supply Consignment
Commercial
4.9
6.0
7.3
7.2
3.5
4.0
5.1
3.7
4.2
5.8
5.9
5.1
5.1
7.0
0¢
2¢
4¢
6¢
8¢
Q1 '08 Q2 '08 Q3 '08 Q4 '08 Q1 '09 Q2 '09 Q3 '09 Q4 '09 Q1 '10 Q2 '10 Q3 '10 Q4 '10 Q1 '11 Q2 '11
Quarterly Margin
LTM Average

SPC Gallons Sold by Type –
SPC Gallons Sold by Type –
3
3
rd
Party
Party
In Millions
48% 50% 50% 52%
20%
21% 21% 21%
32% 29% 29% 27%
0
100
200
300
400
500
600
2008 2009 2010 2011 Q2 LTM
Supply Consignment Commercial

SUSSER Petroleum Company
stripes Susser Petroleum Company
SUSSER Holdings Corporation

SPC Gross Profit by Type
SPC Gross Profit by Type
$ In Millions
38%
$0
$5
$10
$15
$20
$25
$30
$35
$40
$45
2008 2009 2010 2011 Q2 LTM
Supply Consignment Commercial Rent GoPetro
35%
36%
33%
17%
9%
37%
11%
13%
4%
3%
32%
14%
15%
3%
%
34%
35%
14%
13%
4

stripes Susser Petroleum Company SUSSER Holdings Corporation

Organic growth in existing markets
Acquisitions in new & existing markets
Sales – build “best in class”
Technology/CRM – integrate tools for more effective
market penetration and coverage
Channels – leverage existing relationships and focus
on affinity groups, third party channels, etc.
Types – key vertical segment, key accounts
Promote “One Stop Shopping” model
Geographic reach – leverage technology to expand
consignment model into more remote markets
Wholesale Segment Growth Opportunities
Wholesale Segment Growth Opportunities

Supply
Leverage purchasing power – scale leads to improved
pricing
Optimize supply point and contract economics
Optimize product
Transportation & Customer Service
Increase truck utilization and efficiency
Implement carrier score card – measure and drive
performance
Improve customer experience extending dispatching
and customer call hours, implement CRM
Optimization Opportunities for SPC
Optimization Opportunities for SPC
-

Growth in Dealer Business
Growth in Dealer Business
Total Dealer Count 2006 2007 2008 2009 2010 2011Q2
Beginning of Year 346 367 387 372 390 431
New Contracts Signed 30 30 27 27 20 13
Dealer Contracts
Acquired
0 0 0 7 39 0
Closed/Divested Sites (9) (10) (42) (16) (18) (5)
End of Year 367 387 372 390 431 439
Dealer Gallons (millions) 332 335 330 350 354 359
*
* represents 2011 Q2 LTM

Shell

CITGO

Chevron

SUSSER Petroleum Company
stripes® Susser Petroleum Company
SUSSER Holdings Corporation

34 Dealer Locations Dealer Locations

Chevron
10
with TECHRON

Chevron
Gasoline
Self Serve Regular
Chevron Gift Card
386 9/10
Cash/Credit/Debit
389 9/10
with TECHRON
ATM

SUSSER Petroleum Company
stripes Susser Petroleum Company
SUSSER Holdings Corporation

35 Leveraging Technology to Expand Reach Leveraging Technology to Expand Reach Price Tool Price Control Center Sapphire POS System Price Sign Dispenser

ATM

BLOCKBUSTER
express

Fountain Drinks

SUSSER Petroleum Company
stripes
Susser Petroleum Company
SUSSER Holdings Corporation

SPC works with Stripes to leverage purchasing
power for our dealers
National fountain pricing, coffee, ATM, prepaid
cards, air/water dispensing, Blockbuster video
rental, lawn maintenance, pressure washing,
pump topper advertising, etc.
Over 1500 program participants; 9% increase YTD
77% of dealers participate in one or more program
30% of dealers participate in five or more programs
Value-Added Programs Assist Dealers and Increase Retention
Value-Added Programs Assist Dealers and Increase Retention

SUSSER Petroleum Company
stripes Susser Petroleum Company
SUSSER Holdings Corporation

Why Do Customers Choose SPC?
Why Do Customers Choose SPC?
Solid reputation (integrity, financially sound, etc.)
Choice of quality brands - more than competitors
Competitive pricing
Reliable supply of product
Willingness to invest capital in projects
Value-added programs and support
We provide more than just fuel
Use of technology makes it easy to do business
Annual tradeshow offering vendor support to dealers
Cruise incentive trip for top performing dealers

SUSSER Petroleum Company
stripes Susser Petroleum Company
SUSSER Holdings Corporation

Synergy between Wholesale and Retail
Synergy between Wholesale and Retail
Purchasing power
Fuel
Certain Stripes programs offered to dealers
Fuel distribution/logistics expertise benefits both businesses without duplicate cost
Leveraged technology and G&A investment
Stability of margin – wholesale is very stable
M&A deal flow increases
Provides opportunity to rationalize sites between wholesale
and retail
Workout situations convert to opportunities

Retail Business Review

stripes Susser Petroleum Company SUSSER Holdings Corporation

Leveraging our unique connection with key
stakeholders
Team members, suppliers, customers
…combined with our technology platform
…and growing markets
Delivers consistent top tier performance
Same store sales growth while protecting margins
Reduce operating costs relative to sales
Nimbleness to changing market conditions
Deeper Dive -
Deeper Dive -
Select Areas
Select Areas

stripes® Susser Petroleum Company
SUSSER Holdings Corporation

Average Weekly Fuel Gallons Sold per Store
Favorable demographics
Strategy: Protect and grow
volume
New stores built for volume
Expansion of diesel
Dedicated diesel islands
Auto diesel added to
legacy stores
Investment in new fuel
dispensers
Key Drivers
Average Fuel Gallons Sold per Store
Average Fuel Gallons Sold per Store
Continue to Grow
Continue to Grow
# Locations w/
Auto Diesel
18-Wheel
173
27
197 316 337 360 362
29 56 57 61 64
+5% +3% 5% +2% +2% +4% +6%
20,000
21,000
22,000
23,000
24,000
25,000
26,000
27,000
28,000
2006 2007 2008 2009 2010 2011 Q2
LTM

stripes Susser Petroleum Company
SUSSER Holdings Corporation

Retail Fuel Margin
Retail Fuel Margin
Volatility
Strategy: Competitive
retail price on every corner
Shift in product mix –
higher margin in diesel
Communication
Availability of information
Transparency through
technology
Key Drivers
(cents per gallon)
10.8
12.1
13.6 11.1
14.1 16.2
2.9
2.7
4.2
3.5
4.3
5.0
0¢
5¢
10¢
15¢
20¢
25¢
2006 2007 2008 2009 2010 2011 Q2
LTM
CPG After Credit Card Fee Credit Card Fee CPG
21.2
13.7
14.8
17.8
14.6
18.4

stripes Susser Petroleum Company SUSSER Holdings Corporation

Average Weekly Merchandise Sales per Store
Key Drivers
Average Merchandise Sales per Store
Average Merchandise Sales per Store
Continue to Grow
Continue to Grow
+ 22 years of positive same store sales
Favorable demographics
New store development
Aggressive category
management
Leveraging restaurant
sales
Building suggestive
selling capabilities
Growing volume
+8% +13% +3% +4% +6% +11%
$15,000
$17,000
$19,000
$21,000
$23,000
$25,000
$27,000
$29,000
$31,000
2006 2007 2008 2009 2010 2011 Q2
LTM

Consistent Merchandise Margin Performance
Consistent Merchandise Margin Performance
Store-specific pricing
Supplier offers
Capital invested in
revenue-generating
equipment, e.g.:
Ice makers
Fountains
Bundling with
foodservice
Key Drivers
(% of merchandise sales)
32.6% 32.5% 34.3%
33.3%
33.6%
34.0%
26%
28%
30%
32%
34%
36%
38%
2006 2007 2008 2009 2010 2011 Q2
YTD
Reported Merchandise Margin
Merchandise Margin Including Other Income
35.9%
35.6%
36.8%
35.7%
36.0%
36.6%

stripes Susser Petroleum Company
SUSSER Holdings Corporation

Educated, passionate
success-driven team
Data-driven decision
making
Store-specific plan-o-
grams on key categories
led by designated category
captains
Space to opportunity
Store-specific pricing
Sales-Driven Culture
Sales-Driven Culture
Category Management

fritos

B-B-Q PLATES
$3.99

Oscar Mayer

stripes Susser Petroleum Company
SUSSER Holdings Corporation

Leveraging Hot, Fresh & Delicious
Leveraging Hot, Fresh & Delicious
It’s All About The Food
Prepare and serve great food
Made from scratch
Market basket impact
Create customer trial
Build lunch & dinner

Millions of Units

stripes Susser Petroleum Company SUSSER Holdings Corporation

LTC Customers Visit Stripes 40% More Often
LTC Customers Visit Stripes 40% More Often
Famous for Tacos
Famous for Tacos
0
10
20
30
40
50
60
70
80
90
2005 2006 2007 2008 2009 2010 2011 Q2 LTM
Number of LTC Food Units Sold Annually

stripes Susser Petroleum Company
SUSSER Holdings Corporation

Stripes 2010 Incentive Contests
Incentive Target Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
2011 Camaro (1) Area Mgr
2011 Camaro (1) Area Mgr
2011 Super Bowl (1) Division Mgr
2011 Pro Bowl (5) SM/AM/DM
100 Days of Summer (325i BMW/ 25Trips) AM/DM
Ford Mustang Cars (7) Store Mgr
Las Vegas ACMA Trips Area Mgr
MLS Soccer Tickets SM/AM
CHARITY MONTH Store Mgr
Asto Baseball Tickets SM/AM
Cash awards SM/AM
Lottery Store Mgr
Laptop computers SM/AM
iPads SM/AM
Car Wash Store Mgr
Texas Motor Speedway NASCAR SM/AM
CHARITY MONTH Store Mgr
Dallas Cowboys Trip SM/AM
TV’s & PS3’s SM/AM
CHARITY MONTH SM/AM
Lottery Tickets (Best Sales) Store Mgr
Hundreds of incentives awarded in 2010
Building Sales Capabilities
Building Sales Capabilities

stripes® Susser Petroleum Company
SUSSER Holdings Corporation

$9,800,000 attributed to plus selling
Average Weekly Sales
50 bps of SSS Due to Plus Selling
50 bps of SSS Due to Plus Selling
$0
$50,000
$100,000
$150,000
$200,000
Jan
09
Feb May Jun Jul Aug Oct Nov Jan
10
Feb Apr May Jun Jul Aug Oct Nov Jan
11
Feb Apr May Jun

stripes
97% FAT FREE
BEEF JERKY
ORIGINAL
GUMMI BEARS
Royal
FULL FLAVOR
QUAKE
THUNDERSTICK

stripes Susser Petroleum Company SUSSER Holdings Corporation

50 Private Label is Important to Stripes Quality product Enhances value offering Enhances overall sales and gross profits Only at Stripes Quality with great price stripes Susser Petroleum Company SUSSER Holdings Corporation

Stripes Key Shortage Expenses
Stripes Key Shortage Expenses
~$7M
Annualized
Shortages / Shrink / Waste
(% of merchandise sales excluding food service sales)
Common POS platform
POS & digital video
integration
Transaction-level data
warehouse
New – Store-level
management tool kit
Fact Finder
Cashier Analysis
Key Drivers
3.0%
2.7%
2.8%
2.6%
2.4%
2.0%
1.8%
2.0%
2.2%
2.4%
2.6%
2.8%
3.0%
2006 2007 2008 2009 2010 2011 Q2
YTD

Store Labor Expense Management
Store Labor Expense Management
Challenges
Offsetting wage inflation
Competing with the oil patch
Food service model
Labor hours controlled to
common standard
Next steps: labor distributed to
meet peak customer traffic
periods
Key Drivers
Same Store Direct Store Labor Expense
(% of merchandise sales)
~Average
Wage/Hr.
$7.04 $7.31 $7.81 $8.17 $8.19 $8.19
~$7M
Annualized
14.4%
14.6%
14.7%
14.7%
14.0%
13.9%
13.4%
13.6%
13.8%
14.0%
14.2%
14.4%
14.6%
14.8%
2006 2007 2008 2009 2010 2011 Q2
YTD

stripes® Susser Petroleum Company
SUSSER Holdings Corporation

Alignment of Performance Based Incentives
Alignment of Performance Based Incentives
Aligned incentives around key
business drivers
Introduced a balanced scorecard
that is easily understood
OER is a key non-financial
performance measure
Progressive Improvement
People
Systems
Customers
Financial
Key Drivers
Operations Excellence Score
Balanced Scorecard
Added to the
balanced
scorecard
-
10
20
30
40
50
60
70
80
90
100
Q4 2009 Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011
60
70
80
90
100
Q4 2009 Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011

Real Estate Development Driving Organic Growth

stripes Susser Petroleum Company SUSSER Holdings Corporation

Texas population growth
projected to be one of the
highest in the U.S.
Favorable core demographic
Relatively young population
38% of Texas population is
Hispanic
46% of Texas population <18 is
Hispanic
McAllen & Brownsville among
top 5 markets for job growth
2011-2014
(4)
____________________
Sources:
(1) U.S. Census Bureau, 2010 Census
(2) U.S. Census Bureau, 2006-2008 estimate.
(3) The aggregate of Cameron, Hidalgo, Webb, and Nueces Counties which represents the major Susser
(4) Forbes Magazine, May 10, 2010
Leading Market Position in Highly Attractive Markets
Leading Market Position in Highly Attractive Markets
% Growth 20.6%
10.0% 17.6% 18.3% 18.5%
Population Change ‘00 – ‘10 (Top 5 States)
(1)
(in millions)
35 35 and and Under Under Population Population Demographic Demographic
Total Population Under 35
Male Population Under 35
4.3
3.4
2.8
1.5
1.5
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
TX CA FL GA NC
47.8%
52.5%
58.0%
45.0%
55.0%
65.0%
U.S. Texas South
Texas (3)
49.5%
54.0%
60.1%
45.0%
55.0%
65.0%
U.S. Texas South
Texas (3)
markets in South Texas
(2) (2)

Thousands of Employees
Texas
New York
Pennsylvania
N. Carolina
Illinois
Ohio
Georgia
Michigan
Florida
California

stripes Susser Petroleum Company SUSSER Holdings Corporation

Regional Economy is Improving
Regional Economy is Improving
Sources:
(1)   Source: Bureau of Labor Statistics.
(2)  Texas Wide Open for Business (affiliated with the Office of the Governor)
Largest 10 States - Change in Non-Farm Employment
January 2007 thru July 2011 (1)
Texas economy
outperforming U.S.
Texas ranked #1 state
for job growth and
business development
for 7
th
straight year
If Texas were a nation,
its economy would rank
as the 11
th
largest in the
world by GDP
(2)
(1,200)
(1,000)
(800)
(600)
(400)
(200)
-
200
400
600

70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
13.6%
10.0%
6.9%
Nevada
Arizona
Florida
Michigan
California
Georgia
Maryland
Virginia
Idaho
Ohio
Illinois
Rhode Island
Utah
Colorado
New Hampshire
Oregon
Washington
New Jersey
Minnesota
Missouri
Massachusetts
South Carolina
Tennessee
Wisconsin
Delaware
New Mexico
Connecticut
North Carolina
Alabama
Indiana
Kansas
Arkansas
Texas
Hawaii
Nebraska
Iowa
Kentucky
Montana
Pennsylvania
Alaska
North Dakota
Oklahoma
New York

stripes Susser Petroleum Company SUSSER Holdings Corporation

57 Stable Real Estate Market % of Underwater Mortgages by State (2 nd Quarter 2011) Note: 7 states are excluded due to lack of data Source: CoreLogic, Inc.

Texas Rig Count

stripes® Susser Petroleum Company SUSSER Holdings Corporation

58 Drilling Activity = Positive Impact on Our Markets Drilling Activity = Positive Impact on Our Markets Sources: Baker Hughes Corp. 300 400 500 600 700 800 900 1000 2007 2008 2009 2010 2011

stripes Susser Petroleum Company SUSSER Holdings Corporation

Existing Stores Continue to Grow….
Existing Stores Continue to Grow….
Stores Opened Prior to 2000
Stores Opened Prior to 2000
Merchandise Sales Merchandise Gross Profit
Fuel Gallons 4-Wall Cash Flow
(in millions)
$110
$130
$150
$170
$190
2004 2005 2006 2007 2008 2009 2010 2011
Q2 LTM
$40
$44
$48
$52
$56
$60
2004 2005 2006 2007 2008 2009 2010 2011
Q2 LTM
$20
$24
$28
$32
$36
$40
2004 2005 2006 2007 2008 2009 2010 2011
Q2 LTM
125
127
129
131
133
135
2004 2005 2006 2007 2008 2009 2010 2011
Q2 LTM

stripes® Susser Petroleum Company SUSSER Holdings Corporation

New Store Returns New Store Returns
New
New
Stores
Stores
Delivering
Delivering
~
~
20%
20%
Unlevered
Unlevered
ROI
ROI
Unlevered ROI = Store incremental cash flow before rent / Total initial store investment
Levered ROI = Store incremental cash flow after rent / Net store investment (after sale/leasebacks)
Built 46 new “Big Boxes” from 2000-2005, and 63 since 2006.
Data reflects 2011 Q2 LTM
62.9%
49.4%
74.9%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
12-24  (8) 25-36  (9) 37-120  (72)
Months Open (# Stores)
Levered ROI
21.4%
17.6%
24.0%
0%
5%
10%
15%
20%
25%
30%
12-24  (8) 25
-
36  (9) 37-120  (72)
Months Open (# Stores)
Unlevered ROI

stripes® Susser Petroleum Company SUSSER Holdings Corporation

Legacy
Stores (Prior
to 2000)
Town &
Country
Stores
Acquired
Stores
Built
(1)
All Stores
# of Stores 148 169 123 532
Avg. Building Sq. Ft. 2.6K 3.7K 4.9K 3.5K
Avg. Lot Sq. Ft. 21K 50-60K 50-80K 47K
Avg. Annual Merch Sales
(000’s)
$1,230 $1,821 $2,248 $1,618
Avg. Annual Fuel Gallons
(000’s)
903 1,674 2,250 1,480
Avg. Annual Cash Flow
(000’s)
$271 $430 $620 $398
New Stores Driving Cash Flow
New Stores Driving Cash Flow
(1)  Results for stores open < 12 months are annualized based on months open.

Building Sq Ft
Land Sq Ft
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011 Q2

stripes Susser Petroleum Company SUSSER Holdings Corporation

Growing Merchandise Sales per Square Foot
Growing Merchandise Sales per Square Foot
New stores deliver strong returns
Typical cost is $2.5 - $3.5 million
Unlevered ROI of approximately 20% by year 3
New stores are 2x the size and 2-3x the cash
flow of legacy stores
Merchandise Sales per Sq. Ft. Merchandise Sales per Sq. Ft. Average Average Building Building and and Land Land Sq. Sq. Ft. Ft. per per Retail Retail Store Store
Sq. Ft. Range Store Count
<2500 144
2500-3500 165
3501-4500 90
>4500 133
Total @ 7/3/11 532
Store Sq. Ft. Distribution
20,000
25,000
30,000
35,000
40,000
45,000
50,000
2,500
2,700
2,900
3,100
3,300
3,500
Average Building Sq Ft Average Land Sq Ft
$340
$360
$380
$400
$420
$440
$460
$480
2005 2006 2007 2008 2009 2010 2011
Q2 LTM

stripes
atm
VALERO
TACO
3 CHEESE ENCHILADAS
2 SIDES

stripes® Susser Petroleum Company SUSSER Holdings Corporation

2011 Retail Growth
2011 Retail Growth
Lubbock – 6,325 Sq. Ft.
Midland – 6,325 Sq. Ft.
Blanco – 10,220 Sq. Ft. (Acq.)
Refugio – 6,325 Sq. Ft.
Odessa – 4,850 Sq. Ft.
Eagle Pass – 4,850 Sq. Ft.
Corpus Christi – 4,850 Sq. Ft.
Rio Grande City – 4,650 Sq. Ft.

stripes
stripes
stripes

stripes
SUBWAY

VALERO
VALERO
stripes

VALERO
stripes

stripes® Susser Petroleum Company SUSSER Holdings Corporation

2011 Retail Growth
2011 Retail Growth
New Retail Store Growth
Los Fresnos – 6,150 Sq. Ft.
Abilene – 4,650 Sq. Ft.
Brownsville– 4,650 Sq. Ft.
Leakey – 4,384 Sq. Ft. (Acquisition)
2009 2010 2011 2012
15 14 19 - 21 > 21

SUSS Real Estate Summary
SUSS Real Estate Summary
As of July 3, 2011
As of July 3, 2011
Controlled by
Operating: Fee Leased Franchisee Total Sites
Retail 238 294 0 532
Wholesale 51 32 356 439
Total Operating Sites 289 326 356 971
Non-Operating:
Land Bank / In Development 30 1 0 31
Surplus / Income Producing 49 7 0 56
Office / Warehouse 4 3 0 7
Total: 372 337 356 1065

SUSSER
SERVICE

stripes
VALERO

stripes Susser Petroleum Company SUSSER Holdings Corporation

Strong and resilient industry fundamentals
Leading market position in highly attractive
markets
Differentiated retail strategy
Unique retail/wholesale business model
Strong and consistent operating
performance
Visible growth opportunities
Experienced management with significant
ownership
Proven ability to access capital
Strong liquidity
Why is Susser an Excellent Buy Today?
Why is Susser an Excellent Buy Today?

SUSSER
Holdings Corporation

stripes® Susser Petroleum Company

Appendix

'89 – '11 CAGR = 25.9%

'89 – '11 CAGR = 23.6%

stripes® Susser Petroleum Company SUSSER Holdings Corporation

3 generation family led fuel
business dating back to 1930s
Sam L. Susser joined the
Company in 1988 when the
Company operated five stores
Completed 12 significant
acquisitions in last 22 years
Doubled the business in 1988,
1992, 1995, 2001 & 2007
Transitioned to a large-format
store model in 1999 and
introduced Laredo Taco
Company restaurant concept in
2001
129 big boxes built since 1999
Continuing Track Record of Growth
Continuing Track Record of Growth
Revenue Revenue
EBITDAR EBITDAR
LTM
($ in billions)
($ in millions)
LTM
0.03 0.04 0.04 0.04
0.07 0.09
0.2
0.3
0.3 0.3
0.4
0.6
0.8
1.0
1.1
1.5
1.9
2.3
2.7
4.2
3.3
3.9
4.5
$0
$1
$2
$3
$4
$5
'89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 Q2
'11
68
84
145
129
163
190
$0
$40
$80
$120
$160
$200
'89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 Q2
'11
rd

stripes Susser Petroleum Company SUSSER Holdings Corporation

Merchandise Same Store Sales Merchandise Same Store Sales
Average Retail Gallons per Store per Week Average Retail Gallons per Store per Week
Positive merchandise same store
sales in 21 of the past 22 quarters
2011 started strong
Recent Operating Trends
Recent Operating Trends
($ millions) 2010 2011 Increase
Qtr 2 $44.7 $60.9 36%
Qtr 2 YTD $58.6 $84.0 43%
EBITDA
Net debt to EBITDA improved to
2.6x (Q2 2011) from 3.7x (Q2
2010)
Accelerating new store growth
6.0%
4.6%
4.0%
- 1.2%
2.5%
3.1%
3.4%
7.3%
5.6%
5.8%
-4.0%
0.0%
4.0%
8.0%
Q1
'09
Q2
'09
Q3
'09
Q4
'09
Q1
'10
Q2
'10
Q3
'10
Q4
'10
Q1
'11
Q2
'11
4.6%
6.4%
5.5%
-
6.2%
-
0.2%
1.8%
3.9%
4.3%
3.2%
3.6%
-10.0%
-5.0%
0.0%
5.0%
10.0%
Q1
'09
Q2
'09
Q3
'09
Q4
'09
Q1
'10
Q2
'10
Q3
'10
Q4
'10
Q1
'11
Q2
'11

stripes® Susser Petroleum Company SUSSER Holdings Corporation

Key Results
Key Results
2009 2010 2010 2011
Merchandise Same Store Sales Growth 3.3% 4.0% 2.8% 5.7%
Retail Avg. / Store/Week Gallons Growth 2.3% 2.5% 0.8% 3.4%
Merchandise Margin, Net of Shortages 33.3% 33.6% 33.3% 34.0%
Fuel Margins (CPG)
        Retail 14.6¢ 18.4¢ 18.0¢ 23.3¢
        Wholesale   4.1¢ 5.3¢   5.0¢ 6.1¢
Expense as % of Merchandise Sales
       Store Labor 19.1% 18.6% 18.3% 18.4%
       Other Op. Exp. (excl credit card exp) 11.7% 11.7% 11.6% 11.3%
       G&A 4.4% 4.2% 4.7% 5.0%
Fiscal Year 2011 Q2 YTD

stripes Susser Petroleum Company SUSSER Holdings Corporation

Growing Merchandise Profit Dollars
Merchandise Same Store Sales & Margins
_____________________
(1) Net of shortages, does not include other income such as lottery, ATM, etc.
(2) Pro forma, assuming Town & Country acquisition occurred January 1, 2007.  6.6% reported increase excluding Town & Country.
Average
8.5 yrs
SSS:
5.2%
(1)
(2)
4.1%
4.8%
3.6%
6.1%
7.7%
7.8%
3.3%
4.0%
5.7%
32.0% 32.2% 32.3% 32.6% 32.5% 34.3% 33.3% 33.6% 34.0%
2003 2004 2005 2006 2007 2008 2009 2010 YTD’11
SSS Gross Margin

stripes® Susser Petroleum Company SUSSER Holdings Corporation

Successfully integrated 12 major acquisitions, including:
$361 million acquisition of 168 units in November 2007
25-unit acquisition in August 2009
40-unit acquisition in September/October  2010
Growing Both Retail & Wholesale Segments
Growing Both Retail & Wholesale Segments
627
642
637
639
665
692
891
884
915
957
420
402
207
Note:  Divested or closed 40 retail sites from 2006 through Q2 2011
971
173
180 182
336
308 305 306
319
325
504 512 525 526 532
34
222
238
291 334 332
333
346
367
387
372
390
431
439
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011H1
1000
900
800
700
600
500
400
300
200
100
0
Retail Wholesale Contracted Dealers

stripes® Susser Petroleum Company SUSSER Holdings Corporation

Managing Leverage and Delivering Growth
Managing Leverage and Delivering Growth
1.5
2.0
2.5
3.0
3.5
4.0
4.5
5.0
5.5
6.0
12/07 * 12/08 12/09 12/10 06/11
* Pro forma for acquisition of Town & Country (168 retail sites)
Net Debt to Adj EBITDA
8x Rent + Net Debt to Adj EBITDAR

stripes Susser Petroleum Company SUSSER Holdings Corporation

Financial Strength Provides Opportunity for Growth
Financial Strength Provides Opportunity for Growth
Refinanced debt at 8.5% in May 2010
Extended maturities
Improved flexibility and cash flow
Increased unencumbered properties
$66mm of cash and $101mm available
on revolver at end of Q2 2011
No current maturities due until Nov.
2014 (Revolver) and 2016 (Notes)
Generated $42mm long-term financing
in 2010 to fund new store development
and $29mm in 2011 to date
Board authorized $15 million share
repurchase in May 2011
$4mm (238k shares) bought as of 9-9-11
180
160
140
120
100
80
60
40
20
0
12/05 12/06
12/07 12/08
12/09 12/10 6/11
Cash Additional Liquidity(1)
Cash =
$3.80/sh
(1)  Unused availability on Revolving Credit Facility

stripes® Susser Petroleum Company SUSSER Holdings Corporation

http://www.window.state.tx.us/
http://www.texasahead.org/economy/tracking/
http://www.dallasfed.org/
http://texaseconomicdevelopmentguide.com/
http://recenter.tamu.edu/
http://texascenter.tamiu.edu/
http://www.ccredc.com/
http://www.mcallenedc.org/
http://www.ldfonline.org/
http://www.midlandtxedc.com/
http://www.houston.org/
http://www.mywesttexas.com/business/
Partial List of Sources for Economic Data
Partial List of Sources for Economic Data